                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



                  ___________________________________________



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):



                               October 29, 1998



                   ________________________________________



                          THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


   Delaware                         1-8002                      04-2209186

(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)            Identification Number)
incorporation or
  organization)


81 Wyman Street
Waltham, Massachusetts                                        02454-9046
(Address of principal executive offices)                      (Zip Code)



                                (781) 622-1000
                        (Registrant's telephone number
                             including area code)
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Item 5.  Other Events
         ------------
  On October 26, 1998, Thermo Electron Corporation (the "Company") executed an Underwriting Agreement and related Terms Agreement by and among the Company, Lehman Brothers Inc. and Salomon Brothers Inc in connection with the public offering of $150,000,000 aggregate principal amount of its 7.625% Notes due 2008 (the "Notes") pursuant to the Company's shelf registration statement on Form S-3 (Reg. No. 333-62957). The Notes will be issued pursuant to an Indenture (the "Indenture") by and between the Company and Bankers Trust Company, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)  Financial Statements of Business Acquired: not applicable.

(b)  Pro Forma Financial Information: not applicable.

(c)  Exhibits

     1.1 Underwriting Agreement and related Terms Agreement, dated October 26, 1998, by and among the Company, Lehman Brothers Inc. and Salomon Brothers Inc .

     4.1 Indenture, dated as of October 29, 1998, by and between the Company and Bankers Trust Company.

     4.2 First Supplemental Indenture, dated as of October 29, 1998, by and between the Company and Bankers Trust Company.

     4.3 Officers' Certificate dated October 29, 1998, pursuant to Section 301 of the Indenture, which includes the Form of Global Registered Note and the Form of Definitive Registered Note.

     4.4 Form of Global Registered Note (included as Exhibit A to the Officers' Certificate).

     4.5 Form of Definitive Registered Note (included as Exhibit B to the Officers'Certificate).

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 29th day of October, 1998.



                                      THERMO ELECTRON CORPORATION



                                      By: /s/ Kenneth J. Apicerno
                                          _____________________________
                                          Kenneth J. Apicerno
                                          Treasurer

EXHIBIT INDEX


Exhibit No.       Description


    1.1 Underwriting Agreement and related Terms Agreement, dated October 26, 1998, by and among the Company, Lehman Brothers Inc. and Salomon Brothers Inc .

    4.1 Indenture, dated as of October 29, 1998, by and between the Company and Bankers Trust Company.

    4.2 First Supplemental Indenture, dated as of October 29, 1998, by and between the Company and Bankers Trust Company.

    4.3           Officers' Certificate dated October 29, 1998, pursuant to
                  Section 301 of the Indenture, which includes the Form of Global Registered Note and the Form of Definitive Registered Note.

    4.4 Form of Global Registered Note (included as Exhibit A to the Officers' Certificate).

    4.5 Form of Definitive Registered Note (included as Exhibit B to the Officers' Certificate).